Exhibit 99.1
                                                            ------------


                                                            Loan Group 3

                                                          Mortgage Rates(1)

                                                                                               Weigted     Weighted     Weighted
                                                            Percent of                          Average     Average       Average
                            Number of      Aggregate         Mortgage         Average       Remaining Term   FICO     Original Loan-
                            Mortgage   Principal Balance  Loans in Loan  Principal Balance   to Maturity    Credit    to-Value Ratio
Mortgage Rates (%)            Loans       Outstanding       Group 3      Outstanding ($)      (Months)      Score          (%)
------------------          ---------  -----------------  -------------  -----------------  --------------  --------  --------------
4.625.....................          1   $     100,213.27         0.15%         100,213.27             148       750           76.28
4.750.....................          1         349,885.16         0.53          349,885.16             173       709           49.27
4.875.....................          1         259,983.41         0.39          259,983.41             176       745           49.35
4.880.....................          1         157,542.20         0.24          157,542.20             172       769           90.21
5.125.....................          3         704,870.17         1.07          234,956.72             175       783           71.61
5.250.....................          6       1,163,587.33         1.76          193,931.22             177       762           72.30
5.375.....................         12       2,093,975.27         3.17          174,497.94             176       731           62.80
5.500.....................         20       4,734,865.57         7.17          236,743.28             176       720           56.60
5.625.....................         23       3,711,095.43         5.62          161,351.98             178       698           51.24
5.750.....................         78      13,852,632.73        20.99          177,597.86             178       717           51.60
5.875.....................        121      18,583,056.59        28.16          153,578.98             179       700           55.15
6.000.....................         41       7,316,494.92        11.09          178,451.10             179       703           61.04
6.125.....................         22       2,882,056.56         4.37          131,002.57             177       706           54.40
6.250.....................         31       4,518,744.02         6.85          145,765.94             176       690           53.83
6.375.....................         13       1,544,881.87         2.34          118,837.07             174       678           59.13
6.455.....................          1         394,250.00         0.60          394,250.00             180       759           95.00
6.500.....................         18       1,821,297.29         2.76          101,183.18             180       677           50.58
6.625.....................          1          57,698.12         0.09           57,698.12             178       720           20.14
6.750.....................          7         789,620.57         1.20          112,802.94             180       668           59.39
6.875.....................          5         861,311.32         1.31          172,262.26             167       680           73.24
8.375.....................          1          98,835.83         0.15           98,835.83             143       631           74.67
                            ---------  -----------------  -------------
   Total..................        407   $  65,996,897.63       100.00%
                            =========  =================  =============

---------
(1) The lender acquired mortgage insurance mortgage loans in loan group 3 are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 3 (net of such premiums) was approximately 5.870% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans in loan group 3 was approximately 5.873% per annum.

                                                        Current Mortgage Loan Principal Balances(1)


                                                                                                Weighted
                                                                           Average    Weighted   Average   Weighted     Weighted
                                           Aggregate       Percent of     Principal   Average   Remaining  Average       Average
Range of                      Number of    Principal        Mortgage       Balance      Rate     Term to    FICO     Original Loan-
Current Mortgage              Mortgage      Balance       Loans in Loan  Outstanding  Mortgage  Maturity   Credit    to-Value Ratio
Loan Principal Balances ($)     Loans     Outstanding        Group 3          ($)        (%)    (Months)   Score          (%)
---------------------------   ---------  ---------------  -------------  ------------  --------  ---------  --------  --------------
      0.01 -  50,000.00.....         21  $    907,752.26         1.38%     43,226.30     6.008        179       718           41.98
 50,000.01 - 100,000.00.....        126     9,366,235.37        14.19      74,335.20     6.015        178       717           53.96
100,000.01 - 150,000.00.....         72     9,002,343.09        13.64     125,032.54     5.949        179       700           54.62
150,000.01 - 200,000.00.....         71    12,529,266.04        18.98     176,468.54     5.867        179       696           54.54
200,000.01 - 250,000.00.....         39     8,682,301.96        13.16     222,623.13     5.844        178       713           58.06
250,000.01 - 300,000.00.....         33     9,260,739.70        14.03     280,628.48     5.770        175       725           59.83
300,000.01 - 350,000.00.....         18     5,850,444.75         8.86     325,024.71     5.785        179       684           56.02
350,000.01 - 400,000.00.....         26     9,939,326.24        15.06     382,281.78     5.837        177       702           58.01
450,000.01 - 500,000.00.....          1       458,488.22         0.69     458,488.22     5.875        176       747           45.59
                              ---------  ---------------  ------------
   Total....................        407  $ 65,996,897.63       100.00%
                              =========  ===============  ============
-------------
(1)  As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 3 was approximately $162,155.


                             FICO Credit Scores(1)


                                                                                                Weighted
                                                                           Average    Weighted   Average   Weighted     Weighted
                                           Aggregate       Percent of     Principal   Average   Remaining  Average       Average
                              Number of    Principal        Mortgage       Balance      Rate     Term to    FICO     Original Loan-
Range of                      Mortgage      Balance       Loan to Loan   Outstanding  Mortgage  Maturity   Credit    to-Value Ratio
FICO Credit Scores              Loans     Outstanding        Group 3          ($)        (%)    (Months)   Score          (%)
------------------            ---------  ---------------  ------------  ------------  --------  ---------  --------  --------------
619 and Below...............          7  $    934,169.20         1.42%    133,452.74     5.880        179       606           37.93
620 - 639...................         39     7,781,212.60        11.79     199,518.27     6.077        178       630           58.57
640 - 659...................         39     6,126,410.17         9.28     157,087.44     5.966        179       651           52.72
660 - 679...................         48     7,827,746.44        11.86     163,078.05     5.905        177       669           51.57
680 - 699...................         58     9,649,052.20        14.62     166,362.97     5.905        179       690           51.90
700 - 719...................         61    10,254,149.65        15.54     168,100.81     5.769        178       710           57.55
720 and Above...............        150    22,238,512.66        33.70     148,256.75     5.814        177       772           59.36
Not Available...............          5     1,185,644.71         1.80     237,128.94     5.578        179         0           61.69
                              ---------  ---------------  ------------
   Total....................        407  $ 65,996,897.63       100.00%
                              =========  ===============  ============

-------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 3 was approximately 706.

                   Documentation Programs for Mortgage Loans


                                                                                                Weighted
                                                                           Average    Weighted   Average   Weighted     Weighted
                                           Aggregate       Percent of     Principal   Average   Remaining  Average       Average
                              Number of    Principal        Mortgage       Balance      Rate     Term to    FICO     Original Loan-
                              Mortgage      Balance       Loan to Loan   Outstanding  Mortgage  Maturity   Credit    to-Value Ratio
Type of Program                 Loans     Outstanding        Group 3          ($)        (%)    (Months)   Score          (%)
---------------               ---------  ---------------  ------------  ------------  --------  ---------  --------  --------------
CLUES.......................          2  $    470,875.27         0.71%    235,437.64     6.000        179       729           59.84
Full/Alternative............         39     6,164,254.58         9.34     158,057.81     5.888        178       707           60.63
No Income/No Asset..........         60     8,975,554.36        13.60     149,592.57     5.921        177       687           53.27
Preferred...................        133    20,352,862.16        30.84     153,029.04     5.734        177       753           61.48
Reduced.....................        171    29,546,628.58        44.77     172,787.30     5.949        178       678           52.18
Stated Income/Stated Asset..          2       486,722.68         0.74     243,361.34     5.846        179       782           58.90
                              ---------  ---------------  ------------
   Total....................        407  $ 65,996,897.63       100.00%
                              =========  ===============  ============



                      Original Loan-to-Value Ratios(1)(2)


                                                                                                Weighted
                                                                           Average    Weighted   Average   Weighted     Weighted
                                           Aggregate       Percent of     Principal   Average   Remaining  Average       Average
                              Number of    Principal        Mortgage       Balance      Rate     Term to    FICO     Original Loan-
Range of Original             Mortgage      Balance       Loan to Loan   Outstanding  Mortgage  Maturity   Credit    to-Value Ratio
Loan-to-Value Ratios (%)        Loans     Outstanding        Group 3          ($)        (%)    (Months)   Score          (%)
------------------------      ---------  ---------------  ------------  ------------  --------  ---------  --------  --------------
50.00 and Below.............        158  $ 23,492,501.98        35.60%    148,686.72     5.859        178       706           37.01
50.01 to 55.00..............         48     8,394,269.47        12.72     174,880.61     5.842        176       702           52.99
55.01 to 60.00..............         46     8,557,474.68        12.97     186,032.06     5.859        178       692           57.81
60.01 to 65.00..............         28     4,721,197.28         7.15     168,614.19     5.996        178       685           62.45
65.01 to 70.00..............         24     3,743,237.12         5.67     155,968.21     5.864        179       706           67.70
70.01 to 75.00..............         26     4,628,363.76         7.01     178,013.99     6.001        176       703           73.76
75.01 to 80.00..............         67    11,152,586.94        16.90     166,456.52     5.793        177       730           79.32
80.01 to 85.00..............          1        61,000.00         0.09      61,000.00     6.250        180       715           84.72
85.01 to 90.00..............          7       694,474.20         1.05      99,210.60     6.076        179       722           89.00
90.01 to 95.00..............          2       551,792.20         0.84     275,896.10     6.411        178       762           93.63
                              ---------  ---------------  ------------
   Total....................        407  $ 65,996,897.63       100.00%
                              =========  ===============  ============

--------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 3 was approximately 56.09%.
(2) Does not take into account any secondary financing on the mortgage loans in loan group 3 that may exist at the time of origination.

              Geographic Distribution of Mortgaged Properties(1)


                                                                                                Weighted
                                                                           Average    Weighted   Average   Weighted     Weighted
                                           Aggregate       Percent of     Principal   Average   Remaining  Average       Average
                              Number of    Principal        Mortgage       Balance      Rate     Term to    FICO     Original Loan-
                              Mortgage      Balance       Loan to Loan   Outstanding  Mortgage  Maturity   Credit    to-Value Ratio
State                           Loans     Outstanding        Group 3          ($)        (%)    (Months)   Score          (%)
-----------------             ---------  ---------------  ------------  ------------  --------  ---------  --------  --------------
Arizona.....................         17  $  2,909,171.31         4.41%    171,127.72     6.006        178       692           58.81
California..................         80    16,298,938.56        24.70     203,736.73     5.820        177       697           45.46
Florida.....................         39     5,197,551.60         7.88     133,270.55     5.906        178       693           53.50
Hawaii......................          5     1,721,270.56         2.61     344,254.11     5.857        178       709           50.04
Illinois....................         11     1,668,976.83         2.53     151,725.17     5.964        179       694           53.95
Massachusetts...............         11     2,158,176.68         3.27     196,197.88     5.745        178       728           54.54
Nevada......................          9     1,647,555.62         2.50     183,061.74     5.786        177       734           61.44
New Jersey..................          7     1,576,091.75         2.39     225,155.96     5.916        178       734           62.30
New York....................         14     2,977,620.23         4.51     212,687.16     6.145        174       681           52.94
North Carolina..............         11     2,166,201.53         3.28     196,927.41     5.785        178       706           51.09
Ohio........................         17     1,416,486.19         2.15      83,322.72     5.860        180       730           64.12
Texas.......................         60     8,602,489.28        13.03     143,374.82     5.862        178       719           69.89
Utah........................          8     1,684,904.27         2.55     210,613.03     6.077        176       724           63.17
Virginia....................         11     1,545,652.99         2.34     140,513.91     5.852        179       693           48.88
Washington..................          6     1,492,144.11         2.26     248,690.69     5.758        178       662           61.62
Other (less than 2%)........        101    12,933,666.12        19.60     128,056.10     5.863        178       718           60.64
                              ---------  ---------------  ------------
   Total....................        407  $ 65,996,897.63       100.00%
                              =========  ===============  ============

---------
(1) The Other row in the preceding table includes 26 other states with under 2% concentrations individually. As of the cut-off date, no more than approximately 1.095% of the mortgage loans in loan group 3 were secured by mortgaged properties located in any one postal zip code area.

                                                      Purpose of Mortgage Loans

                                                                                                Weighted
                                                                           Average    Weighted   Average   Weighted     Weighted
                                           Aggregate       Percent of     Principal   Average   Remaining  Average       Average
                              Number of    Principal        Mortgage       Balance      Rate     Term to    FICO     Original Loan-
                              Mortgage      Balance       Loan to Loan   Outstanding  Mortgage  Maturity   Credit    to-Value Ratio
Loan Purpose                    Loans     Outstanding        Group 3          ($)        (%)    (Months)   Score          (%)
-----------------             ---------  ---------------  ------------  ------------  --------  ---------  --------  --------------
Refinance (cash-out)........        159  $ 25,711,186.35        38.96%    161,705.57     5.905        177       687           51.35
Purchase....................        109    17,704,431.69        26.83     162,425.98     5.844        177       733           63.07
Refinance (rate/term).......        139    22,581,279.59        34.22     162,455.25     5.859        178       710           56.02
                              ---------  ---------------  ------------
   Total....................        407  $ 65,996,897.63       100.00%
                              =========  ===============  ============


                         Types of Mortgaged Properties


                                                                                                Weighted
                                                                           Average    Weighted   Average   Weighted     Weighted
                                           Aggregate       Percent of     Principal   Average   Remaining  Average       Average
                              Number of    Principal        Mortgage       Balance      Rate     Term to    FICO     Original Loan-
                              Mortgage      Balance       Loan to Loan   Outstanding  Mortgage  Maturity   Credit    to-Value Ratio
Property Type                   Loans     Outstanding        Group 3          ($)        (%)    (Months)   Score          (%)
-----------------             ---------  ---------------  ------------  ------------  --------  ---------  --------  --------------
2 to 4 Family Residence.....         13  $  2,158,061.03         3.27%    166,004.69     5.995        179       699           49.71
Condominium Hotel...........          3       929,363.49         1.41     309,787.83     5.938        178       738           52.81
High-rise Condominium.......          2       615,880.46         0.93     307,940.23     5.750        178       703           71.99
Low-rise Condominium........         24     4,116,841.12         6.24     171,535.05     5.811        178       696           55.06
Planned Unit Development....         84    14,480,771.56        21.94     172,390.14     5.819        178       725           58.74
Single Family Residence.....        281    43,695,979.97        66.21     155,501.71     5.891        177       701           55.48
                              ---------  ---------------  ------------
   Total....................        407  $ 65,996,897.63       100.00%
                              =========  ===============  ============


                                                         Occupancy Types(1)


                                                                                                Weighted
                                                                           Average    Weighted   Average   Weighted     Weighted
                                           Aggregate       Percent of     Principal   Average   Remaining  Average       Average
                              Number of    Principal        Mortgage       Balance      Rate     Term to    FICO     Original Loan-
                              Mortgage      Balance       Loan to Loan   Outstanding  Mortgage  Maturity   Credit    to-Value Ratio
Occupancy Type                  Loans     Outstanding        Group 3          ($)        (%)    (Months)   Score          (%)
-----------------             ---------  ---------------  ------------  ------------  --------  ---------  --------  --------------
Investment Property.........         29  $  4,002,116.38         6.06%    138,004.01     6.090        178       725           57.84
Primary Residence...........        354    57,777,390.50        87.55     163,212.97     5.862        178       704           55.81
Secondary Residence.........         24     4,217,390.75         6.39     175,724.61     5.820        178       721           58.36
                              ---------  ---------------  ------------
   Total....................        407  $ 65,996,897.63       100.00%
                              =========  ===============  ============

---------
(1) Based upon representations of the related borrowers at the time of origination.

                                                   Remaining Terms to Maturity(1)


                                                                           Average    Weighted   Weighted     Weighted
                                           Aggregate       Percent of     Principal   Average    Average       Average
                              Number of    Principal        Mortgage       Balance      Rate      FICO     Original Loan-
Remaining Term                Mortgage      Balance       Loans in Loan  Outstanding  Mortgage    Credit    to-Value Ratio
to Maturity (Months)            Loans     Outstanding        Group 3          ($)        (%)      Score          (%)
-----------------------       ---------  ---------------  ------------- ------------  --------  ---------  ---------------
180.........................        190  $ 25,556,415.00        38.72%    134,507.45     5.985        694            54.21
179.........................         69    10,751,697.01        16.29     155,821.70     5.883        712            53.61
178.........................         56     9,029,987.72        13.68     161,249.78     5.866        705            57.39
177.........................         37     7,942,127.36        12.03     214,652.09     5.871        719            58.83
176.........................         26     6,870,320.39        10.41     264,243.09     5.633        716            56.96
175.........................          6     1,698,372.07         2.57     283,062.01     5.665        695            58.03
174.........................          4     1,059,637.84         1.61     264,909.46     5.647        737            65.52
173.........................          6     1,371,613.54         2.08     228,602.26     5.188        746            58.24
172.........................          2       390,321.45         0.59     195,160.73     5.325        730            84.12
171.........................          3       199,710.12         0.30      66,570.04     5.987        737            54.37
170.........................          2       260,498.71         0.39     130,249.36     5.641        736            61.39
148.........................          1       100,213.27         0.15     100,213.27     4.625        750            76.28
143.........................          2       360,134.65         0.55     180,067.33     7.287        724            74.37
135.........................          1        81,832.72         0.12      81,832.72     6.125        762            37.36
119.........................          1       268,374.69         0.41     268,374.69     6.250        677            51.43
52..........................          1        55,641.09         0.08      55,641.09     6.375        741            80.00
                              ---------  ---------------  ------------
   Total....................        407  $ 65,996,897.63       100.00%
                              =========  ===============  ============

---------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 3 was approximately 178 months.

                                                 Interest-Only Period at Origination


                                                                                                Weighted
                                                                           Average    Weighted   Average   Weighted     Weighted
                                           Aggregate       Percent of     Principal   Average   Remaining  Average       Average
                              Number of    Principal        Mortgage       Balance      Rate     Term to    FICO     Original Loan-
Interest Only Period          Mortgage      Balance       Loan to Loan   Outstanding  Mortgage  Maturity   Credit    to-Value Ratio
(months)                        Loans     Outstanding        Group 3          ($)        (%)    (Months)   Score          (%)
--------------------------    --------  ---------------  ------------   ------------  --------  ---------  --------  --------------
0...........................       407  $ 65,996,897.63       100.00%    162,154.54     5.873        178       706           56.09
                              --------  ---------------  ------------
   Total....................       407  $ 65,996,897.63       100.00%
                              ========  ===============  ============


                                                          Prepayment Charge Periods at Origination

                                                                                                Weighted
                                                                           Average    Weighted   Average   Weighted     Weighted
                                           Aggregate       Percent of     Principal   Average   Remaining  Average       Average
                              Number of    Principal        Mortgage       Balance      Rate     Term to    FICO     Original Loan-
Prepayment Charge             Mortgage      Balance       Loan to Loan   Outstanding  Mortgage  Maturity   Credit    to-Value Ratio
Period (months)                 Loans     Outstanding        Group 3          ($)        (%)    (Months)   Score          (%)
--------------------------    ---------  ---------------  ------------  ------------  --------  ---------  --------  --------------
0...........................        401  $ 64,886,701.71        98.32%    161,812.22     5.862        178       707           55.95
12..........................          2       563,387.11         0.85     281,693.56     6.676        178       651           79.34
36..........................          3       485,205.42         0.74     161,735.14     6.209        177       693           46.69
60..........................          1        61,603.39         0.09      61,603.39     6.875        178       629           63.07
                              ---------  ---------------  ------------
   Total....................        407  $ 65,996,897.63       100.00%
                              =========  ===============  ============